UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 20, 2009

RENTECH, INC.
(Exact name of registrant as specified in its charter)

Colorado	001-15795	84-0957421
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

10877 Wilshire Boulevard, Suite 710
Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
(Registrant’s telephone number, including area code): (310) 571-9800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-5.1
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On August 20, 2009, Rentech, Inc. (“Rentech”) entered into a placement agency agreement (the “Placement Agent Agreement”) with Roth Capital Partners, LLC (“Roth”) pursuant to which Roth agreed to act as Rentech’s placement agent in connection with the registered direct offering of up to 8,571,428 shares of Rentech’s common stock (the “Shares”) to select institutional investors at a purchase price of $1.75 per share (the “Offering”). In connection with the Offering, Rentech agreed to pay Roth a fee equal to 4% of the gross proceeds received by Rentech from the Offering and will also reimburse Roth for its actual out-of-pocket expenses and certain other expenses incurred by it in the Offering not to exceed $25,000. The net proceeds to Rentech from the Offering, after deducting placement agent fees and other estimated Offering expenses, are expected to be approximately $14,299,999.
     In connection with the Offering, on August 20, 2009, Rentech and an institutional investor entered into an individual subscription agreement, pursuant to which the Company agreed to sell the Shares to such investor in the Offering. The closing with respect to the sale of these Shares in the Offering is expected to occur on or about August 25, 2009, subject to satisfaction of customary closing conditions.
     The Shares will be issued pursuant to a prospectus supplement which will be filed with the Securities and Exchange Commission, in connection with a shelf takedown from Rentech’s registration statement on Form S-3 (File No. 333-158256) which became effective on May 20, 2009. A copy of the opinion of Holland & Hart LLP relating to the legality of the issuance and sale of the securities in the Offering is attached hereto as Exhibit 5.1.
     The foregoing descriptions of the Placement Agent Agreement and subscription agreement between Rentech and the investor in the Offering do not purport to be complete and are qualified in their entirety by reference to the exhibits hereto which are incorporated herein by reference. The benefits of the representations and warranties set forth in such documents are intended only for the investor in the Offering and do not constitute continuing representations and warranties of the Company to any future or other investors.
     A copy of the press release issued by Rentech announcing the Offering has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits:

Exhibit No.	Description of Exhibit
5.1	Opinion of Holland & Hart LLP.

10.1	Placement Agent Agreement, dated August 20, 2009 between Rentech, Inc. and Roth Capital Partners, LLC.

10.2	Form of Subscription Agreement.

99.1	Press Release.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RENTECH, INC.
Date: August 20, 2009	By:	/s/ Colin M. Morris
Colin M. Morris
Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
5.1	Opinion of Holland & Hart LLP.

10.1	Placement Agent Agreement, dated August 20, 2009 between Rentech, Inc. and Roth Capital Partners, LLC.

10.2	Form of Subscription Agreement.

99.1	Press Release.